Q3 FY19 Earnings Release Supplemental Material June 10, 2019 1

Safe Harbor Statement Certain statements made within this presentation may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially. Forward-looking statements are statements related to future, not past, events, and often contain words such as “expect,” "anticipate," "intend," "plan," "believe," "seek," "see," "will," "would," “estimate,” “forecast,” "target," “preliminary,” or “range,” and include, without limitation, the Company’s outlook for the fourth quarter of Fiscal Year 2019, and risks associated with the ability to achieve a successful outcome for its portfolio brands and to otherwise achieve its business strategies. The Company does not undertake to publicly update or review its forward- looking statements even if experience or future changes make it clear that our projected results expressed or implied will not be achieved. Detailed information concerning those risks and uncertainties are readily available in the Company’s filings with the U.S. Securities and Exchange Commission. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Where indicated, certain financial information herein has been presented on a non-GAAP basis. This basis adjusts for non- recurring items that management believes are not indicative of the Company’s underlying operating performance. These measures may not be directly comparable to similar measures used by other companies and should not be considered a substitute for performance measures in accordance with GAAP such as operating income and net income. Additionally, a reconciliation of the projected non-GAAP EPS, which is a forward-looking non-GAAP financial measure, to the most directly comparable GAAP financial measures, is not provided because the Company is unable to provide such reconciliation without unreasonable effort. The inability to provide a reconciliation is due to the uncertainty and inherent difficulty predicting the occurrence, the financial impact and the periods in which the non-GAAP adjustments may be recognized. These GAAP measures may include the impact of such items as restructuring charges, acquisition and integration related expenses, asset impairments, non-cash purchase accounting adjustments and the tax effect of all such items. As previously stated, the Company has historically excluded these items from non-GAAP financial measures. The Company currently expects to continue to exclude such items in future disclosures of non-GAAP financial measures and may also exclude other items that may arise (collectively, “non-GAAP adjustments”). The decisions and events that typically lead to the recognition of non-GAAP adjustments, such as actions under the Company's Change for Growth program, impairments of certain long-lived intangible assets, are inherently unpredictable as to if or when they may occur. For the same reasons, the Company is unable to address the probable significance of the unavailable information, which could be material to future results. Reference should be made to today’s earnings release for the nature of such adjustments and for a reconciliation of such non-GAAP measures to the Company’s financial results prepared in accordance with GAAP. 2

Q3 FY19 Earnings Summary GAAP non-GAAP (a) Q3 FY19 Q3 FY18 Q3 FY19 Q3 FY18 Comp Sales Growth 0% (3%) Gross Margin 57.1% 59.5% 57.1% 59.5% BD&O 21.8% 22.1% 21.8% 22.1% SG&A 37.6% 33.7% 35.0% 32.3% Operating Loss ($M) (249.0) (48.5) (68.1) (13.3) EPS from continuing operations ($1.24) ($0.30) ($0.39) ($0.18) EPS ($1.20) ($0.20) ($0.26) ($0.08) (a) Excludes non-GAAP adjustments such as non-cash impairment charges of goodwill and intangible assets, tangible asset impairments and restructuring expenses. Reference should be made to today’s earnings release for the nature of such adjustments and for a reconciliation of such non-GAAP measures to the Company’s financial results prepared in accordance with GAAP. 3

Q3 FY19 Sales Summary Comparable Sales Growth Segment Sales Mix Q3 FY19 Q3 FY18 Premium Fashion 5% (3%) Ann Taylor 5% (7%) LOFT 5% (1%) Kids 18% Plus Fashion (3%) (3%) Premium Lane Bryant (2%) (1%) 43% Catherines (6%) (9%) Plus Kids Fashion (5%) 10% 25% Value Fashion (4%) (14%) Value dressbarn (4%) (14%) 14% Total Company Flat (3%) 4

Q3 FY19 End-of-Period Inventory (Cost) vs. Prior Year Roughly one-third of y-o-y increase associated with timing; expected clearance activity to address elevated inventory levels at Premium and Kids segments reflected in Q4 gross margin rate guide 31% 27% 16% 3% (5%) Premium Value Plus Kids Total Fashion Fashion Fashion Fashion Company 5 (excluding maurices) (excluding maurices)

Q3 FY19 Capital Structure / Cash Flow  Capital expenditures: $34 million(a)  Ending cash and equivalents: $101 million  Ending net debt: $1,271 million(b)  Ending net debt to TTM EBITDA: ~3.6x(c)  TTM EBITDA cash interest coverage: ~3.6x(c,d)  Current liquidity: $575 million(e) (a) Excludes change in period end accruals ($18 million as of Q2 FY19 and $19 million as of Q3 FY19) (b) Reflects term loan balance of $1,372M and quarter-end cash and equivalents balance; asset-based revolver undrawn at quarter end (c) Ending debt net of cash and equivalents to TTM non-GAAP EBITDA of $351 million (d) Based on TTM average Term Loan balance of $1,379 million and TTM average interest rate of approximately 7.0% (e) Ending cash and equivalents plus $474 million of availability under the asset based revolver 6

Real Estate Summary Q3 FY19 Q3 FY18 Store Store Store Store Store Locations Locations Locations Locations Locations End of Q2 Opened Closed End of Q3 End of Q3 Premium Fashion 965 1 (2) 964 980 Ann Taylor 296 0 (2) 294 306 LOFT 669 1 0 670 674 Value Fashion* 674 0 (13) 661 739 Plus Fashion 1,071 0 (8) 1,063 1,103 Lane Bryant 736 0 (5) 731 752 Catherines 335 0 (3) 332 351 Kids Fashion 833 0 (2) 831 855 Company* 3,543 1 (25) 3,519 3,677 * Excludes maurices stores; maurices fleet detail provided below for reference maurices 943 0 (6) 937 986 7

Q3 Results vs. 3/14/19 Guidance (non-GAAP basis) Actual w/ ($M) Actual maurices Guide maurices Net Sales 1,266 238 1,504 1,430 to 1,460 Comparable Sales 0.0% 1.0% 0.2% Down 4% to Down 2% Gross Margin 57.1% 56.9% 57.0% 57.0% to 58.0% Depreciation 72 7 78 84 Operating Income (68) 32 (36) ($75M) to ($50M) Interest (a) (27) - (27) (27) Income Tax (19) 7 (12) Net Income (Operations) (76) 25 (51) Discontinued Ops 25 (25) 0 Net Income (51) 0 (51) EPS ($0.26) ($0.26) ($0.45) to ($0.35) (a) Includes non-cash interest of ~$3M related to the amortization of term loan original issue discount and debt issuance costs 8

Q4 FY19 Guidance – (non-GAAP basis – excluding dressbarn) Q4 FY19 Guide Q4 FY18 Total Sales $1.175 to $1.215B $1.225B Comparable Sales Down 5% to down 3% +6% Gross Margin 55.0% to 55.5% 58.4% Depreciation and amortization ~$64M $69M Operating Income ($15M) to $5M $34M 9

Comparable Sales – timing impact of FY18 53rd week shift ($ millions) Comparable sales increase / (decrease) resulting from week shift Premium Value Plus Kids ascena Q1 0.4 (1.9) (2.6) (18.4) (22.5) Q2 (9.9) (9.1) (4.3) (5.2) (28.4) Q3 N / A 17.1 10.1 6.0 33.2 Q4 N / A (6.1) (3.2) 17.6 8.3 Full Year (9.5) 0.0 0.0 0.0 (9.5) Note: Premium segment 53rd week executed in January 2018 vs. remaining segments, which were executed in July 2018; figures shown reflect timing impact only 10

Historical adjusted operating results – excluding Value segment – non GAAP basis Adjusted, Actual Excluding Value ($M) TTM FY19 (E) FY18 (A) FY17 (A) Net Sales 6,466.5 4,700.4 4,677.6 4,702.3 Gross Margin 3,650.7 2,643.7 2,748.4 2,764.5 % Net Sales 56.5% 56.2% 58.8% 58.8% Gross margin rate erosion from product Operating Expense 3,299.9 2,428.8 2,377.2 2,405.3 execution and inventory overage % Net Sales 51.0% 51.7% 50.8% 51.2% caused ~$120M decline in EBITDA versus prior years EBITDA 350.8 214.9 371.2 359.2 % Net Sales 5.4% 4.6% 7.9% 7.6% Depreciation / amort 334.3 274.5 285.5 276.7 Operating Income 16.5 (59.6) 85.7 82.5 % Net Sales 0.3% -1.3% 1.8% 1.8% Note: Adjusted figures shown exclude Value Fashion segment’s historical reported operating contribution, and include full year impact of maurices MSA / TSA / rental income Refer to Exhibit 99.3 of the Current Report on Form 8-K filed June 10, 2019 for a reconciliation of these numbers to our previously reported GAAP results. 11